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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (Date of earliest event reported)
                                 August 18, 2008


                           BLACKWATER MIDSTREAM CORP.
             (Exact name of Registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


                                   333-103647
                            (Commission File Number)

                                   26-2590455
                      (IRS Employer Identification Number)


                                 4006 Highway 44
                           Garyville, Louisiana 70051
                    (Address of principal executive offices)


                                 (985) 535-8500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
OFFICERS.

      At a meeting of the members of the board of directors of Blackwater Midstream Corp. (the "Company") held on August 18, 2008, Christopher A. Wilson resigned from his positions as the Company's President, Chief Financial Officer and Secretary, effective immediately. Mr. Wilson remains a Director.

      Immediately thereafter, the board of directors appointed Mike D. Suder, the Company's current Chief Executive Officer and a Director, to the position of President, Donald P. St. Pierre, the Company's current Vice President of Finance, to the position of Chief Financial Officer and Dale T. Chatagnier, the Company's current Chief Operating Officer to the position of Secretary, to fill the vacancies in those positions. All positions were accepted and were effective immediately.

      Donald St. Pierre, age 51, joined the Company in June 2008, as Vice President of Finance. Prior to employment with Blackwater Midstream Corp., Mr. St.Pierre held the position of Comptroller with Beverly Industries, LLC, in Westwego, Louisiana from January 2003 through June 2008. Beverly Industries, LLC and its associated companies are engaged in civil construction, trucking, and river aggregate sales. Mr. St.Pierre prepared in-house financial statements and managed contract administration, banking, insurance, IT and office administration. Mr. St. Pierre graduated from Nicholls State University in 1978, earning a BS degree in Marketing and Management and completed postgraduate business classes at the University of New Orleans. Mr. St.Pierre is also the owner of a retail and e-commerce business located in New Orleans.

      Michael D. Suder. Mr. Suder has been the Chief Executive Office and a director of the Company since May 7, 2008. From September 2005 through 2007, Mr. Suder was the director of new business development for LBC Tank Terminals. Prior to that time, from 2001 through 2005, Mr. Suder was the general manager of Kinder Morgan Energy Partners LP's lower Mississippi River region. Prior to his tenure with Kinder Morgan, Mr. Suder was the President/COO of Delta Terminal Services, Harvey, Louisiana from 1995 through December 2000. Mr. Suder holds a B.A. degree from George Washington University in Washington, D.C.

      The Board of Directors continues to be comprised of Michael D. Suder, the President and Chief Executive Officer, Hebert N. Whitney, Christopher A. Wilson, and Mathijs van Houweninge.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

None.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        BLACKWATER MIDSTREAM CORP.


                                        By: /s/ Michael D. Suder
                                            ------------------------------------
                                            Name: Michael D. Suder
                                            Title: President



Date: August 22, 2008